ACQUISITION	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Note 2. ACQUISITION

Note 2. ACQUISITION

On March 15, 2012, the Company, through a newly created subsidiary, NTW, entered into a contract with an unrelated company formerly known as Nassau Tool Works, Inc. (“Old Nassau Tool”) and its shareholders (the “NTW Sellers”) to purchase substantially all of the assets of Old Nassau Tool, and to assume certain of its liabilities, for $12.0 million ($12,000,000), subject to positive or negative adjustments based on net working capital at closing.  The acquisition (the “NTW Acquisition”) was completed on June 20, 2012, and the assets, liabilities and the business of Old Nassau Tool is now operated through our  subsidiary, NTW. The two former shareholders of Old Nassau Tool have joined the management team of the Company pursuant to Employment Agreements.

The NTW Acquisition was financed by a combination of debt and equity. The Company increased its borrowings from its existing revolving loan and term facilities which have been expanded (see Note 9), and raised equity from a Private Placement during June 2012 (see Note 11).

Old Nassau Tool, founded in 1959, was a manufacturer of aerospace components, principally landing gear for F-16 and F-18 fighter aircraft. In recent years approximately 80% of its net sales were direct to the United States Government, specifically the United States Navy and Air Force.   AIRI believes that some of its products are ultimately shipped abroad to support foreign military sales by the United States Government. NTW supplies both individual components for repair and complete landing gear for refurbishment. The balance of NTW’s net sales involve machining, turning, deep-hole drilling, and trepanning projects for other aerospace manufacturers.

The NTW Acquisition results in a larger enterprise, with greater diversification of customers and aircraft platforms. The combined company has enhanced technical capabilities which the Company believes will lead to increased sales of landing gear product to its existing and prospective customers.

The NTW Acquisition was accounted for under ASC 805, “Business Combinations.”  The total purchase price was allocated to assets acquired and liabilities assumed based on a study of their relative fair values.  The final valuation has been completed.  The purchase price allocation is set forth below.

AIR INDUSTRIES GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Fair Value of Tangible Assets acquired	$7,941,000
Intangible assets, subject to amortization	4,975,000
Goodwill	162,000
Liabilities assumed	(660,000)
Total	$12,418,000

The cost of the acquisition totaled $12,418,000.  The purchase price of the acquisition is as follows:

1.	At closing, the Old Nassau Tool was paid $11,400,000.
2.	The issuance of 66,667 shares of common stock valued at $300,000.

3.	$200,000 paid in July after the release of a lien on certain property and equipment purchased.
4.	$518,000 to be paid as a working capital adjustment. See below.

Post closing of the NTW Acquisition it was determined that an increase in the working capital adjustment in the amount of $518,000 was necessary and is reflected in the purchase price allocation above.  In addition, in July 2012, the Company paid $107,000 of liabilities of Old Nassau Tool not assumed under the acquisition agreement.  Such amount will either be repaid or offset against amounts owed to Old Nassau Tool or the NTW Sellers.  For financial statement purposes, such amount has been offset against the working capital adjustment.  At December 31, 2012, the amount due and payable to Old Nassau Tool totaled $411,000 and is included on the condensed consolidated balance sheet in accounts payable and accrued expenses.